Exhibit 32.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the report of Paracap Corporation (the "Company"), on the Amendment of the Form 10-K for the year ending July 31, 2015, as filed with the Securities and Exchange Commission (the "Report"), I, Xing Cheng Yao, Chief Executive Officer of the Company, certify, pursuant to Sect 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sect 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Xing Cheng Yao

Xing Cheng Yao

Chief Executive Officer

Dated: December 28, 2015